SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 16, 2003

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28082 (Commission File Number)

05-0420589 (IRS Employer Identification No.)

50 Enterprise Center Middletown, RI (Address of Principal Executive Offices)	02842 (Zip Code)

Registrant’s telephone number, including area code: (401) 847- 3327 N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

         This report is being filed by KVH Industries, Inc. ("KVH") to report that, on October 16, 2003, KVH announced the quarterly results of operations for the period ended September 30, 2003. The press release issued by KVH relating to the announcement is filed as Exhibit 99 to this report.

        The following exhibit is filed with this report on Form 8-K:

        Exhibit No.     Description

           99                 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH Industries, Inc.

Date: October 16, 2003	BY: /S/ Patrick J. Spratt —————————————— Patrick J. Spratt Chief Accounting & Financial Officer